Fees Summary	Aug. 02, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,626.14
Total Fee Amount	5,626.14
Total Transaction Valuation	38,117,490.00
Total Offset Amount	0.00
Net Fee	$ 0.00